                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report - October 17, 1995



                         FULTON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



      Pennsylvania                     0-10587                   23-2195389
-------------------------         -----------------          -------------------
(State or other jurisdic-            (Commission               (IRS Employer
tion of incorporation)               File Number)            Identification No.)



     One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania       17604
     -------------------------------------------------------    -----------
     (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:      717-291-2411
                                                            ------------

      Item 5.  Other Events.
               ------------

           The attached unaudited financial information is filed pursuant to the requirements of Securities and Exchange Commission Accounting Series

      Release No. 130. This information reflects the results of operations of

      Fulton Financial Corporation for the 30 day period following the acquisition of Delaware National Bankshares, Inc. and should be read in conjunction with the financial statements set forth in the Quarterly

      Report on Form 10-Q filed by Fulton Financial Corporation for the quarter ended June 30, 1995.

                 FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Income (Unaudited)
                        Month ended September 30, 1995
                 (Dollars in thousands, except per-share data)

INTEREST INCOME
Loans, including fees.....................................................  $    16,561
Investment securities:
    Taxable...............................................................        2,791
    Tax-exempt............................................................          335
    Dividends.............................................................          186
Federal funds sold........................................................           25
Interest-bearing deposits with other banks................................           25
                                                                            -----------
           Total Interest Income..........................................       19,923

---------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits..................................................................        7,954
Short-term borrowings.....................................................          499
Long-term debt............................................................          195
                                                                            -----------
           Total Interest Expense.........................................        8,648
                                                                            -----------
           Net Interest Income............................................       11,275

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PROVISION FOR LOAN LOSSES.................................................          204
                                                                            -----------
           Net Interest Income After Provision For Loan Losses............       11,071

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OTHER INCOME
Trust department..........................................................          607
Service charges on deposit accounts.......................................          806
Other service charges and fees............................................          751
Gain on sale of mortgage loans............................................           56
Investment securities gains...............................................            -
                                                                            -----------
                                                                                  2,220

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OTHER EXPENSES
Salaries and employee benefits............................................        4,322
Net occupancy expense.....................................................          810
Equipment expense.........................................................          459
FDIC assessment refund (Note A)...........................................         (889)
Special services..........................................................          432
Other.....................................................................        2,363
                                                                            -----------
                                                                                  7,497
                                                                            -----------
           Income Before Income Taxes.....................................        5,794
Income taxes..............................................................        1,510
                                                                            -----------

           Net Income.....................................................  $     4,284
                                                                            ===========

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PER-SHARE DATA

Net income................................................................      $   .15
Weighted average shares outstanding.......................................   28,373,588

Note A - In September, 1995, the Corporation received $1,327 from the FDIC, representing a refund of FDIC insurance premiums paid related to the period June 1, 1995 through September 30, 1995.

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FULTON FINANCIAL CORPORATION



                                By: /s/ Charles J. Nugent
                                   -------------------------
                                Charles J. Nugent, Executive
                                Vice President and Chief
                                Financial Officer



     Date:  October 17, 1995